OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2012
OTHER CURRENT LIABILITIES [Abstract]
Other Current Liabilities
(in thousands of $)	2012	2011
Deferred drydocking and operating cost revenue	12,848	14,506
Mark-to-market interest rate swaps valuation (see note 24)	24,991	27,351
Mark-to-market foreign exchange rate swaps valuation (see note 24)	20,527	27,732
Deferred credits from capital lease transactions (see note 23)	625	627
Other creditors	5,701	—
	64,692	70,216